SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549

                                    _________________

                                        FORM 8-K
                                    _________________

                                     CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported): March 11, 2004


                                 BLUESTONE VENTURES, INC.

                 (Exact Name of Registrant as Specified in Its Charter)

                                       Nevada

                  (State or Other Jurisdiction of Incorporation)

              333-87224                               98-0372780
   ------------------------------       --------------------------------------
     (Commission File Number)              (IRS Employer Identification No.)


                      11940 Old Yale Road, Surrey, BC, V3V 3X3
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             (Address of Principal Executive Offices)     (Zip Code)

                                  (604)618-9110
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             (Registrant's Telephone Number, Including Area Code)

                                  Not Applicable
         -------------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)



ITEM 4.   Changes in Registrant's Certifying Accountant.

Previous Independent Auditor

On March 11, 2004, Lancaster & David, Chartered Accountants resigned as our independent auditor. Lancaster & David's reports on our financial statements for the fiscal period from our inception on July 12, 2000 to December 31, 2000 and for the years ended December 31, 2001 and December 31, 2002, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants has been approved by our board of directors.

For the fiscal years ended December 31, 2001 and December 31, 2002, and up to the date of Lancaster & David's resignation on March 11, 2004, there has been no disagreement between us and Lancaster & David on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

New Independent Auditor

We have engaged Manning Elliott, Chartered Accountants of Vancouver, British Columbia as our new independent accountants. We have not consulted with Manning Elliott regarding the application of accounting principles, the type of audit opinion that might be rendered by Manning Elliott or any other matter that was the subject of a disagreement between us and Lancaster & David.

ITEM 7.  Financial Statements and Exhibits

c)   Exhibits

     Exhibit No.              Document Description

           16        Letter  from  Lancaster  &  David,  Chartered Accountants


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Bluestone Ventures, Inc.
                                   a Nevada corporation

                                          /s/  Edward Wong
                                     By:____________________________
                                             Edward Wong, President



DATED:  March 11, 2004

















Lancaster & David
Incorporated Partners
 Chartered Accountants

David E. Lancaster, CA

Michael J. David, CA


March 11, 2004


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Sirs:

                  Re: Bluestone Ventures Inc. (the "Company")

     We have reviewed the Company's current report on Form 8-K dated March 11, 2004, regarding our resignation as auditor and are in agreement with the disclosure contained therein.

     We confirm that there were no disagreements between the Company and us at any time during the period that we acted as auditor up to and including the date of our resignation on March 11, 2004.


Sincerely,


/s/ Lancaster & David

Lancaster & David
Chartered Accountants